                                                                   Exhibit 10.41

                                  AMENDMENT TO
                        INTERCONNECTION AGREEMENT BETWEEN
                       BELLSOUTH TELECOMMUNICATIONS, INC.
                      AND BIRCH TELECOM OF THE SOUTH, INC.
                               DATED JULY 14, 2000


         Pursuant to this Agreement (the "Amendment"), BellSouth
Telecommunications, Inc. ("BellSouth") and Birch Telecom of the South, Inc. ("Birch") hereinafter referred to collectively as the "Parties", hereby agree to amend that certain Interconnection Agreement between the Parties dated July 14, 2000 ("Interconnection Agreement").

         NOW THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BellSouth and Birch hereby covenant and agree as follows:

         1. Pursuant to the Interconnection Agreement, the Parties hereby agree to revise the rates for Unbundled Network Element Line Sharing, Unbundled Loop Modifications and Loop Makeup elements for the state of Tennessee. Based on the results of the Tennessee Regulatory Authority (TRA) hearing on September 26, 2000 in Docket No. 00-00544 the interim rates for Network Element Line Sharing, Unbundled Loop Modifications and Loop Makeup elements in Tennessee shall be as set forth in Exhibit 1-TN. These rates shall be subject to retroactive true-up once permanent have been established by the Authority.

         2. The Parties agree that the rates for Tennessee in Exhibit C and
Section 2.10.3.1 of Attachment 2 of the Interconnection Agreement for Unbundled Loop Modification and Loop Makeup that are associated with the following rate elements are hereby deleted and replaced with new rates for like elements hereto attached as Exhibit 1-TN.

         3. The Parties agree that the rates for Tennessee in Exhibit C of Attachment 2 of the Interconnection Agreement are hereby amended to include the new rate elements for Loop Modifications and Loop Makeup found in Exhibit 1-TN hereto attached.

         4. The Parties agree that the rates for Tennessee in Section 4.2 of Attachment 12 of the Interconnection Agreement that are associated with the following rate elements are hereby deleted and replaced with new rates for like elements hereto attached as Exhibit 1-TN.

         5. The Parties agree that the rates for Tennessee in Section 4.2 Attachment 12 of the Interconnection Agreement is hereby amended to include the new rate elements for Line Sharing found in Exhibit 1-TN hereto attached.

         6. The Parties agree that all of the other provisions of the Interconnection Agreement, dated July 14, 2000, shall remain in full force and effect.

         7. The Parties further agree that either or both of the Parties is authorized to submit this Amendment to the Tennessee Regulatory Authority or other regulatory body having jurisdiction over the subject matter of this Amendment, for approval subject to Section 252(e) of the federal
Telecommunications Act of 1996.

         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized representatives on the date indicated below.


- ----------------------------------         ------------------------------------
BELLSOUTH TELECOMMUNICATIONS, INC.         BIRCH TELECOM OF THE SOUTH, INC.


By:  /s/ Jerry Hendrix                     By:   /s/ Gregory C. Lawhon
     ----------------------------------         -------------------------------
        Jerry Hendrix - Senior Director

Date:  11/15/00                            Date:        11/7/00
       --------------------------------         -------------------------------

                                                                    EXHIBIT 1-TN

                              BELLSOUTH/BIRCH RATES
                                NETWORK ELEMENTS
                               AND OTHER SERVICES

                                                                                                           Attachment 2
                                                                                                               TN Rates
- --------------------------------------------------------------------------------------------------------------------------
DESCRIPTION                                                                                            USOC        TN
- --------------------------------------------------------------------------------------------------------------------------
UNBUNDLED LOOP MODIFICATION/CONDITIONING
- --------------------------------------------------------------------------------------------------------------------------
          NRC - Load Coil/Equipment Removal per 2 Wire pair - Loops less than or equal to 18kft **     ULM2L     $65.40
          ----------------------------------------------------------------------------------------------------------------
          NRC - Load Coil/Equipment Removal per 2 Wire pair - Loops greater than 18kft - 1st **        ULM2G    $710.71
          ----------------------------------------------------------------------------------------------------------------
          NRC - Load Coil/Equipment Removal per 2 Wire pair - Loops greater than 18kft -Add'l **       ULM2G     $23.77
          ----------------------------------------------------------------------------------------------------------------
          NRC - Load Coil/Equipment Removal per 4 Wire pair - Loops less than or equal to 18kft **     ULM4L     $65.40
          ----------------------------------------------------------------------------------------------------------------
          NRC - Load Coil/Equipment Removal per 4 Wire pair - Loops greater than 18kft - 1st **        ULM4G    $710.71
          ----------------------------------------------------------------------------------------------------------------
          NRC - Load Coil/Equipment Removal per 4 Wire pair - Loops greater than 18kft -Add'l **       ULM4G     $23.77
          ----------------------------------------------------------------------------------------------------------------
          NRC - Bridge Tap Removal per pair unloaded **                                                ULMBT     $65.44
- --------------------------------------------------------------------------------------------------------------------------
LOOP MAKE UP
- --------------------------------------------------------------------------------------------------------------------------
          NRC - Loop Makeup - Preordering Without Reservation, per working facility queried            UMKLW    $100.00
          (Manual) **
          ----------------------------------------------------------------------------------------------------------------
          Loop Makeup - Preordering Without Reservation, per spare facility queried (Manual)           UMKLW    $100.00
          Maximum number of spare facilities per manual LMUSI is 3. **
          ----------------------------------------------------------------------------------------------------------------
          NRC-Loop Makeup - Preordering With Reservation, per spare facility queried (Manual)          UMKLP    $100.00
          Max number of spare facilities per manual LMUSI is 3. **
          ----------------------------------------------------------------------------------------------------------------
          NRC - Loop Makeup - Preordering Without Reservation, per working facility queried                     $0.6888
          (Mechanized) **
          ----------------------------------------------------------------------------------------------------------------
          Loop Makeup - Preordering Without Reservation, per spare facility queried (Mechanized)                $0.6888
           Max number of spare facilities per mechanized LMUSI is 10. **
          ----------------------------------------------------------------------------------------------------------------
          Loop Makeup - Preordering With Reservation, per spare facility queried (Mechanized)  Max              $0.6888
          number of spare facilities per mechanized LMUSI is 10. **
- --------------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT 1-TN

                              BELLSOUTH/BIRCH RATES
                                NETWORK ELEMENTS
                               AND OTHER SERVICES

                                                                                                          Attachment 12
                                                                                                    Pricing Section 4.2
                                                                                                               TN Rates
- --------------------------------------------------------------------------------------------------------------------------
LINE SHARING
- --------------------------------------------------------------------------------------------------------------------------
          2-Wire analog VG (SL1) for Line Sharing
          ----------------------------------------------------------------------------------------------------------------
          RC - per month (See Note) **                                                                           $12.16
          ----------------------------------------------------------------------------------------------------------------
          NRC - 1st (See Note ) **                                                                               $31.99
          ----------------------------------------------------------------------------------------------------------------
          NRC - Add'l (See Note ) **                                                                             $20.02
          ----------------------------------------------------------------------------------------------------------------
          System Splitter - 96 Line Capacity
          ----------------------------------------------------------------------------------------------------------------
          RC - Per month **                                                                            ULSDA    $100.00
          ----------------------------------------------------------------------------------------------------------------
          NRC - 1st  **                                                                                ULSDA    $150.00
          ----------------------------------------------------------------------------------------------------------------
          NRC - Addl **                                                                                ULSDA     $0.00
          ----------------------------------------------------------------------------------------------------------------
          NRC - Disconnect 1st **                                                                      ULSDA    $150.00
          ----------------------------------------------------------------------------------------------------------------
          NRC - Disconnect Add'l **                                                                    ULSDA     $0.00
          ----------------------------------------------------------------------------------------------------------------
          System Splitter - 24 Line Capacity
          ----------------------------------------------------------------------------------------------------------------
          RC - Per month **                                                                            ULSDB     $25.00
          ----------------------------------------------------------------------------------------------------------------
          NRC - 1st  **                                                                                ULSDB    $150.00
          ----------------------------------------------------------------------------------------------------------------
          NRC - Addl **                                                                                ULSDB     $0.00
          ----------------------------------------------------------------------------------------------------------------
          NRC - Disconnect 1st **                                                                      ULSDB    $150.00
          ----------------------------------------------------------------------------------------------------------------
          NRC - Disconnect Add'l **                                                                    ULSDB     $0.00
          ----------------------------------------------------------------------------------------------------------------
          Loop Capacity, Line Activation Per Occurrence
          ----------------------------------------------------------------------------------------------------------------
          RC - Per Month **                                                                            ULSDC     $3.48
          ----------------------------------------------------------------------------------------------------------------
          NRC - 1st  **                                                                                ULSDC     $40.00
          ----------------------------------------------------------------------------------------------------------------
          NRC - Addl **                                                                                ULSDC     $21.39
          ----------------------------------------------------------------------------------------------------------------
          Subsequent Activity - Per Occurrence
          ----------------------------------------------------------------------------------------------------------------
          NRC - 1st **                                                                                 ULSDS     $30.00
          ----------------------------------------------------------------------------------------------------------------
          NRC - Addl **                                                                                ULSDS     $15.00
          ----------------------------------------------------------------------------------------------------------------
          ** Interim Rates subject to true-up
          ----------------------------------------------------------------------------------------------------------------
NOTE:
          ----------------------------------------------------------------------------------------------------------------
          The recurring interim and nonrecurring Birch to provide both analog voice service and xDSL services or in the event Birch wishes to continue providing xDSL services to an end-user who terminates its
          BellSouth-provided voice service. These rates apply when Birch purchases the splitter from BellSouth.
          -----------------------------------------------------------------------------------------------------------------